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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 -------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1


                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 29, 1998
                                                 -------------------------------

                           DIGI INTERNATIONAL INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                   0-17972                    41-1532464
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)



        11001 BREN ROAD EAST
       MINNETONKA, MINNESOTA                                        55343
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (612) 912-3444
                                                   -----------------------------

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          On July 29, 1998, ITK International, Inc., a Delaware corporation ("ITK"), merged (the "Merger") with and into Iroquois Acquisition Inc., a Delaware corporation and wholly owned subsidiary of the Registrant ("Merger Sub"). Merger Sub, as the surviving corporation in the Merger, will remain a wholly owned subsidiary of the Registrant and has adopted the name "ITK International, Inc." in connection with the Merger. This Current Report on Form 8-K/A includes certain financial information required by Item 7 that was not contained in the previously filed Current Report on Form 8-K dated July 29, 1998 (File No. 0-17972) relating to the Merger.

          The following information is attached hereto as an exhibit:

          (a)  FINANCIAL STATEMENTS OF ITK.

               The following information is attached hereto as Exhibit 99.2:

               Report of PricewaterhouseCoopers LLP, Independent Accountants

               Consolidated Balance Sheet as of June 30, 1998 and 1997

               Consolidated Statement of Operations for the Years Ended June 30, 1998, 1997 and 1996

               Consolidated Statement of Changes in Stockholders' Deficit for the Years Ended June 30, 1998, 1997 and 1996

               Consolidated Statement of Cash Flows for the Years Ended June 30, 1998, 1997 and 1996

               Notes to Consolidated Financial Statements

          (b)  PRO FORMA FINANCIAL INFORMATION OF REGISTRANT AND ITK.

               The following information is attached hereto as
               Exhibit 99.3:

               Unaudited Pro Forma Condensed Financial Statements

               Unaudited Pro Forma Condensed Balance Sheet as of June 30,
               1998

               Notes to Unaudited Pro Forma Condensed Balance Sheet

               Unaudited Pro Forma Condensed Statement of Operations for the Year Ended September 30, 1997

               Unaudited Pro Forma Condensed Statement of Operations for the Nine Months Ended June 30, 1998

               Unaudited Pro Forma Condensed Statement of Operations for the Nine Months Ended June 30, 1997

               Notes to Unaudited Pro Forma Condensed Statement of
               Operations


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          (c)  EXHIBITS.

               2 Agreement and Plan of Merger dated as of July 1, 1998 among the Registrant, Merger Sub and ITK.(1)

                    The Registrant hereby agrees to furnish supplementally a
                    copy of any omitted schedule or exhibit to the Commission
                    upon request.
               23   Consent of PricewaterhouseCoopers LLP.
               99.1 Press Release of the Registrant dated July 29, 1998.(1)
               99.2 Financial Statements of ITK.
               99.3 Pro Forma Financial Information of Registrant and ITK.


Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          On July 29, 1998, as part of the consideration for the Merger, the Registrant issued a total of 576,357 shares of its Common Stock, par value $.01 per share (the "Common Stock"), to stockholders of ITK. Of these shares of Common Stock, 408,817 shares were issued pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). The shares of Common Stock issued pursuant to Regulation S were issued only to persons who certified to the Registrant that they were not a "U.S. person" as defined in Rule 901(k) of Regulation S. All shares of Common Stock issued in the Merger were subsequently registered by the Registrant on a Registration Statement on Form S-3 (Reg. No. 333-61425) which was filed on August 13, 1998 and declared effective on August 21, 1998.



----------------------
(1) Incorporated by reference to the like numbered Exhibit to the Registrant's Current Report on Form 8-K dated July 29, 1998 and filed with the Commission on August 12, 1998 (File No. 0-17972).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DIGI INTERNATIONAL INC.



Date: October 27, 1998                 By /s/ Jerry A. Dusa
                                          -------------------------------------
                                          Jerry A. Dusa
                                          President and Chief Executive Officer





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                                 EXHIBIT INDEX


No.      Exhibit                                              Page
---      -------                                              ----

 2       Agreement and Plan of Merger dated as of July 1,     Incorporated by
         1998 among the Registrant, Merger Sub                Reference
         and ITK.

23       Consent of PricewaterhouseCoopers LLP.               Filed
                                                              Electronically

99.1     Press release dated July 29, 1998.                   Incorporated by
                                                              Reference

99.2     Financial Statements of ITK.                         Filed
                                                              Electronically

99.3     Pro  Forma  Financial Information of Registrant and  Filed
         ITK.                                                 Electronically